                                                                    EXHIBIT 99.1

COOLEY GODWARD LLP
J. MICHAEL KELLY (133657)
GREGG S. KLEINER (141311)
AMY HALLMAN RICE (136189)
DAVID A. LEVINE (219006)
One Maritime Plaza, 20th Floor
San Francisco, CA 94111-3580
Telephone:  (415) 693-2000
Facsimile:  (415) 951-3699

Attorneys for Debtor
AUSPEX SYSTEMS, INC.

                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

In re                                    Case No. 03-52596-mm11

AUSPEX SYSTEMS, INC.,                    Chapter 11

      Debtor.                            ORDER (1) APPROVING FIRST AMENDED
                                         DISCLOSURE STATEMENT FOR PLAN OF
                                         LIQUIDATION; (2) APPROVING
Tax Identification No. 93-0963760        SOLICITATION, VOTING, BALLOTING AND
                                         NOTICE PROCEDURES; (3) SETTING HEARING
                                         ON PLAN CONFIRMATION AND RECORD DATE
                                         FOR VOTING PURPOSES; AND (4) ESTABLISH
                                         CERTAIN DEADLINES IN CONNECTION WITH
                                         DEBTOR'S PLAN OF LIQUIDATION

                                         Date: October 2, 2003
                                         Time: 10:30 a.m. P.T.
                                         Place:280 So. First St., 3rd Fl.
                                               San Jose , CA 95113
                                         Judge:Marilyn Morgan

      The First Amended Disclosure Statement for Plan of Liquidation (as amended, the "Disclosure Statement"), having been filed by Auspex Systems, Inc., a Delaware corporation, Chapter 11 debtor and debtor in possession in the above-captioned bankruptcy case (the "Debtor"), said Disclosure Statement referring to the First Amended Plan of Liquidation (the "Plan"), and Debtor's Notice of Motion and Motion For Order (1) Approving Solicitation, Voting, Balloting And Notice Procedures; (2) Setting Confirmation Haring and Record Date For Voting Purposes; and (3) Certain Deadlines in Connection With Debtor's Plan of Liquidation ("Motion") came on for hearing on October 2, 2003 at 10:30 a.m.

      It having been determined after hearing on appropriate and sufficient notice that the Disclosure Statement contains adequate information under 11 U.S.C. Section 1125;

IT IS ORDERED THAT:

      The Disclosure Statement attached hereto as EXHIBIT A is hereby approved.

SOLICITATION PACKAGES AND MAILING

      The Debtor's Notice of: (1) Voting Record Date; (2) Hearing on Confirmation of Plan of Liquidation; (3) Last Date to File Objections to Confirmation of Plan; (4) Last Date to Submit Ballots to Vote For or Against Plan; and (5) Proposed Administrative Claim Bar Date and Rejection Claim Bar ("Notice of Confirmation Hearing"), a copy of which is attached hereto as EXHIBIT B, is approved in all respects.

      The forms of the Class 3 ballot, the Class 4 ballot, and the Master Ballot (defined in paragraph 7, below) respectively attached hereto as EXHIBITS C, D and E are approved in all respects.

      In accordance with the notice requirements of Federal Rules of Bankruptcy Procedure 2002(b) and 3017(d), copies of the Disclosure Statement, the Plan (as an exhibit to the Disclosure Statement), and the Notice of Confirmation Hearing in the form of EXHIBIT B hereto shall be transmitted in substantially the forms attached hereto (but may be single-spaced or otherwise reformatted in the Debtor's discretion) by first class mail to:

            All Creditors(1) at their last known addresses, and shall be transmitted to the United States Trustee as provided in Federal Rule of Bankruptcy Procedure 3017(d) and, in addition, ballots for accepting or rejecting the Plan in the form of EXHIBIT C hereto shall be similarly distributed to all Creditors entitled to vote on the Plan, all on or before October 10, 2003; and

            All Equity Security Holders at their last known addresses as of the Voting Record Date, and shall be transmitted to the United States Trustee as provided in Federal Rule of Bankruptcy Procedure 3017(d) and, in addition, ballots for accepting or rejecting the Plan in the form of EXHIBIT D hereto shall be similarly distributed to all Equity Security Holders entitled to vote on the Plan, all on or before October 10, 2003.

      In accordance with the notice requirements of Federal Rules of Bankruptcy Procedure 2002(b), 3017(d), and 3017(e), copies of the Notice of Confirmation Hearing alone shall be transmitted in substantially the form attached hereto (but may be single-spaced or otherwise reformatted in the Debtor's discretion) by first class mail at their last known addresses to: (a) creditors who do not currently hold a claim against or interest in the Debtor, including, but not limited to, individuals and entities that were scheduled as creditors by the Debtor but who are no longer creditors under section 365(k) of the Code, following the assumption and assignment of those obligations to third parties including GlassHouse; (b) creditors who were listed on the Debtor's Schedules as holding a claim with an amount of

----------
(1) Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan, Disclosure Statement or the Motion.


                                       2.
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zero ($0) or "unknown" who have not filed proofs of claim; (c) creditors listed on the Schedules as holding claims that are contingent, disputed or unliquidated who have not filed proofs of claim; and (d) individuals and entities that held scheduled or filed claims that are the subject of a notice of transfer/assignment of claim to a third party assignee.(2)

VOTING RECORD DATE

      The Voting Record Date, established pursuant to Federal Rule of Bankruptcy Procedure 3018(a), shall be October 2, 2003 at 5:00 p.m. P.T., provided, however, that the Court executes this Order approving the Disclosure Statement by not later than October 10, 2003.

VOTING DEADLINE & TABULATION

      Ballots accepting or rejecting the Plan must be returned so that they are actually received at the address specified in the ballots no later than 5:00 p.m. Pacific Time, on November 4, 2003. Each Broker's tabulation of a Class 4 ballot shall be set forth in a "master ballot", a copy of which is attached hereto as EXHIBIT E ("Master Ballot"). Notwithstanding anything in this Order to the contrary, Brokers may deliver their Master Ballot to the Balloting Agent by not later than 5:00 P.M., PT, November 6, 2003, The Master Ballot may be transmitted to the Balloting Agent by facsimile, provided, however, each original Master Ballot is actually received by the Balloting Agent by not later than 10:00 A.M., PT, November 7, 2003. The applicable voting deadline pursuant to this paragraph shall hereinafter be referred to as the "Voting Deadline." The Voting Deadline shall be firm unless, for good cause shown, it is extended by further order of this Court.

      The Debtor and the Balloting Agent are authorized to employ the following procedures for balloting and for the tabulation of ballots with respect to the Plan (and not for any other purpose):

            The amount of a claim for the purposes of ballot tabulation shall be either: (i) (A) the claim amount as listed in the Debtor's Schedules if the claim is listed as not contingent, liquidated and undisputed and no proof of Claim has been timely filed AND no objection to the Claim as scheduled has been filed by the time of the Confirmation Hearing (Defined in paragraph 10, below) or (B) the interest amount as listed in the Debtor's list of Equity Security Holders if the interest is listed as not contingent, liquidated and undisputed, or if no amount is listed,

----------
(2) Notwithstanding the foregoing, subject to the Debtor's right to object, the transferee/assignee of a claim is entitled to vote and receive distribution(s) on account of such claim if the assigned/transferred claim is an Allowed Claim as defined by the Plan.


                                       3.

the interests held as of the Voting Record Date, and no proof of interest has been timely filed AND no objection to the interest as scheduled has been filed by the time of the Confirmation Hearing; (ii) the liquidated amount specified in a timely-filed proof of claim or interest to the extent the Claim or Interest as filed is not the subject of an objection to claim or interest filed before the Confirmation Hearing; or (iii) the amount temporarily allowed by the Court for voting purposes after notice and a hearing in accordance with Federal Rule of Bankruptcy Procedure 3018(a);

            If a creditor or equity security holder submits a ballot and (i) such Creditor or Equity Security Holder has not timely filed a proof of claim or interest, or is not a record owner as of the Voting Record Date, and is not listed on the Debtor's schedules as holding a claim or interest which is not contingent, liquidated and undisputed, or (ii) the entirety of such Creditor's or Equity Security Holder's claim or interest is the subject of an objection to such claim or interest, the creditor's or equity security holder's ballot will not be counted in accordance with Federal Rule of Bankruptcy Procedure 3018, unless otherwise temporarily allowed by the Court in accordance with such Rule;

            If a holder of a Claim or Interest submits a ballot and timely filed a proof of claim or interest, or is a record owner as of the Voting Record Date, and no amount has been specified on the face of the proof of claim or interest, the amount of the claim or interest for voting tabulation purposes will be zero;

            If a holder of a Claim or Interest casts more than one ballot voting the same Claims or Interests before the Voting Deadline, the last ballot received prior to the Voting Deadline shall supersede any prior ballot(s);

            A holder of a Claim or Interest must vote its entire Claim or Interests in each class in which it is entitled to vote either to accept or reject the Plan, and any "split" vote shall not be counted;

            Votes cast pursuant to a ballot that is not signed or is not timely received shall not be counted, unless the Court orders otherwise;

            Ballots that are signed and timely returned but that do not provide a vote either for acceptance or rejection of the Plan shall be counted as acceptances;

            A ballot may be withdrawn by delivering a written notice of withdrawal at any time prior to the Voting Deadline. To be valid, a notice of withdrawal must (i) contain the description of the Claim to which it relates;
(ii) be signed by the holder of the Claim in the same manner as the ballot which it supersedes; and (iii) be received in a timely manner at the address set forth on the ballot. Any party in interest will have the right to contest the validity


                                       4.

of any such withdrawal of ballots; and

            Creditors may not rely on the absence of an objection to their proofs of claim or interests in determining whether to vote to accept or reject the Plan or as any indication that the Debtor ultimately will not object to the amount, priority, security, and/or allowability of such Claims or Interest.

///
///

OBJECTION AND RESPONSE DEADLINES

      The last day to file and serve any objections to the Plan is November 4, 2003 at 5:00 P.M. PT ("Objection Deadline"). All objections must be set forth in a written statement and be accompanied by a memorandum of points and authorities and any supporting evidence. Any objections not timely filed and served by the Objection Deadline are deemed waived. The Debtor shall have until November 11, 2003, to file and serve any reply brief(s). The Debtor shall have until November 11, 2003, to file a brief, if any, in support of confirmation. All objections to confirmation of the Plan must be served, so they are actually received by the Objection Deadline on the following:

            COUNSEL FOR THE DEBTOR IN POSSESSION
            Cooley Godward LLP
            Attn:  Gregg S. Kleiner, Esq.
            One Maritime Plaza, 20th Floor
            San Francisco, CA  94111

            COUNSEL FOR THE COMMITTEE OF UNSECURED CREDITORS
            Daren Brinkman, Esq.
            Brinkman & Associates
            4333 Park Terrace St., Suite 205
            Westlake Village, CA  91361

            -and-

            THE OFFICE OF THE UNITED STATES TRUSTEE
            Office of the United States Trustee
            Attn:  John Wesolwski, Esq.
            280 South First Street, Room 268
            San Jose, CA  95113

      November 13, 2003 at 11:00 a.m. Pacific Time is fixed as the date and time for the hearing on confirmation of the Plan ("Confirmation Hearing"), which hearing shall be held at 280 South First Street, 3rd Floor, San Jose, California 95113. A summary of the dates and times set forth in this Order is attached as EXHIBIT F.


                                       5.

Dated:  October 2, 2003                       /S/ Marilyn Morgan
                                       -----------------------------------------
                                       UNITED STATES BANKRUPTCY JUDGE


                                       6.

                               EXHIBIT F TO ORDER

Voting Record Date                                                            OCTOBER 2, 2003 @ 5:00 P.M. PT

Last day to mail Solicitation Packages and Notices                            OCTOBER 10, 2003

Last day for creditors to deliver ballots to the Balloting Agent              NOVEMBER 4, 2003 @ 5 PM PT

Last day to file and serve objections to confirmation                         NOVEMBER 4, 2003 @ 5 PM PT

Last Day for Brokers to Deliver Master Ballot to Balloting Agent              NOVEMBER 6, 2003 @ 5 PM PT

Last day to file and serve confirmation brief(s)                              NOVEMBER 10, 2003

Last day to file ballot report                                                NOVEMBER 10, 2003

Last day to file and serve reply brief to objection to confirmation           NOVEMBER 11, 2003

Confirmation Hearing                                                          NOVEMBER 13, 2003 @ 10:30 AM PT


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